UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2024

Miami Breeze Car Care, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-42025	86-2579086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Ave, PH 5, Miami, FL 33131

(Address of principal executive offices)

Registrant’s telephone number, including area code (786) 743-3017

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Miami Breeze Car Care, Inc. is referred to herein as the “Company”, “we”, “our”, or “us”.

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2024, the Board of Directors accepted the resignations of Mr. Wolfgang Ruecker and Mr. William “Billy” Bollander from all positions with the Miami Breeze Car Care, Inc. (the “Company”). Although Mr. Bollander’s resignation was effective on October 30, 2024, due to personal matters, Mr. Bollander has not acted in any functional capacity for the Company for several months. Mr. Ruecker’s resignation was deemed effective immediately and his final act as the sole member of the Board of Directors was to appoint Mr. Harald Dieter Gietmann as the sole director and officer of the Company, to act as principal executive officer and principal financial officer.

Both Mr. Ruecker and Mr. Bollander have reviewed this filing and have submitted no additional comment.

Biographical Information

Mr. Harald Dieter Gietmann joins the Board with over three decades of experience in corporate strategy, investment structuring, and project development. Following his service in the German Armed Forces, where he held a training role in El Paso, USA, Mr. Gietmann founded EBFS Unternehmensberatung GmbH in 1991. For the past 33 years, he has led the company’s initiatives in investment opportunities, fund development, and property projects. He expanded these services to include advisory roles within the hospitality sector over the last 18 years. Mr. Gietmann specializes in corporate strategy alignment, process optimization, and professional development for diverse client groups.

Litigation

During the past ten years, Mr. Gietmann not have been the subject of the following events:

1.           A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.           Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.           The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)           Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii)          Engaging in any type of business practice; or

iii)         Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.           The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.           Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.           Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.           Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

i)           Any Federal or State securities or commodities law or regulation; or

ii)         Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)         Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.           Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts, or other arrangements with the new appointees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miami Breeze Car Care, Inc.
(Registrant)

Date: 10/30/2024
	By:	/s/ Wolfgang Ruecker
	Name:	Wolfgang Ruecker
	Title:	Chief Executive Officer (Resigned)